Exhibit 10.5

                          JOINDER AND SECOND AMENDMENT
                                           TO LOAN AND SECURITY AGREEMENT


         This Joinder and Second Amendment to Loan and Security Agreement "Second Amendment") entered into as of December 30, 1996 between Fleet Capital Corporation, f/k/a Shawmut Capital Corporation, successor to Barclays Business Credit, Inc. ("Lender"), a Rhode Island corporation with an office at 200 Glastonbury Boulevard, Glastonbury, CT 06033 and MasTec, Inc. ("MasTec"), a Delaware corporation, each other entity comprising the Telecommunication Group (as defined in Appendix A to the Loan Agreement); and Southeastern Printing Company, Inc. ("Southeastern Printing"), a Florida corporation; (collectively "Borrowers" and singly each is a "Borrower"), the Sureties (as defined in Appendix A to the Loan Agreement) each with its chief executive office at Suite 110, 3155 N.W. 77th Avenue, Miami, Florida 33122-1205; and Harrison-Wright Co., Inc., a Delaware corporation ("HWC"); Utility Precast, Inc., a Delaware corporation ("UPI"), each with its chief executive office at 305 South Church Street, Charlotte, NC 28202 and Carolina Com-tec, Inc., a North Carolina corporation ("CCI") with its chief executive office at 1715 Orr Industrial Park, Charlotte, NC 28213.
                                                     BACKGROUND

         A. Borrowers, Sureties and Lender are parties to a certain Loan and Security Agreement dated January 26, 1995, as amended by that certain Joinder and First Amendment to Loan and Security Agreement dated February 29, 1996 (collectively "Loan Agreement") pursuant to which Lender established certain financing arrangements for the benefit of Borrowers. The Loan Agreement and all instruments, documents and agreements executed in connection therewith, or related thereto are referred to herein collectively as the "Loan Documents".
         B. MasTec and H-W Liquidating Company, Inc. (f/k/a HarrisonWright Company, Inc.), a North Carolina corporation, and UPI Liquidating Company, Inc. (f/k/a Utility Precast, Inc.), a North Carolina corporation (collectively "Sellers") are parties to a certain Asset Purchase Agreement dated as of November 22, 1996, and MasTec and the shareholders of CCI are parties to a certain Stock Purchase Agreement dated as of February 2, 1996 (collectively with the Asset Purchase Agreement, the "Purchase Agreements") pursuant to which MasTec acquired all of the assets each of HWC and UPI and all of the issued and outstanding common stock of CCI (collectively "Stock").
         C. In recognition of the benefits and privileges under the Loan Documents, HWC, UPI and CCI have requested that they be permitted to join into the Loan Documents as if original signatories thereto and Borrowers, Sureties and Lender have so consented subject to the terms and conditions hereof.
     D. In addition, Borrowers have requested that Lender increase the Total Credit Facility. Lender has agreed to do so, subject to the terms and conditions set forth below.
         NOW WHEREFORE, with the foregoing background incorporated by reference, the parties hereto, intending to be legally bound, hereby agree as follows:
         1.       Joinder
                  1.1 Upon the effectiveness of this Second Amendment, HWC, UPI and CCI join in, assume, adopt and become Borrowers under the Credit Facility and all Loans. All references to Borrower or Borrowers contained in the Loan Documents (including this Second Amendment) are hereby deemed, for all purposes to refer to and include HWC, UPI and CCI as a Borrower and HWC, UPI and CCI hereby agree to comply with all of the terms and conditions of the Loan Documents as if each were an original signatory thereto.
                  1.2 Without limiting the generality of the provisions of subparagraph 1.1 above, HWC, UPI and CCI are thereby liable, on a joint and several basis, along with all other Borrowers and Sureties for all existing and future Loans and other liabilities and obligations incurred at any time by any one or more Borrowers under the Loan Documents, as amended hereby or as may be hereafter amended, modified, supplemented or replaced.
         2.       Amendments to Loan and Security Agreement.
     2.1 The introductory paragraph of Section 1 to the Loan Agreement is hereby deleted in its entirety and replaced with the following:
                  Subject to the terms and conditions of, and in reliance upon the representations and warranties made in, this Agreement and the other Loan Documents, Lender agrees to make a Total Credit Facility of up to $50,000,000 available upon Borrowers' request therefor, as follows:

     2.2 Section 1.1.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:
                                    1.1.1  Loans.  As a Part of the Total Credit
                  Facility, Lender hereby establishes a subfacility pursuant to which Lender agrees, for so long as no Default or Event of Default exists and subject to the corresponding Borrowing Bases, to make Revolving Credit Loans to, and for the joint and several benefit of, Borrowers from time to time, as requested by Borrowers in the manner set forth in subsection
                  3.1.1 hereof. Revolving Credit Loans may be made by Lender to the Telecommunication Group up to a maximum principal amount equal to the Telecommunication Group Borrowing Base and Revolving Credit Loans may be made to Southeastern Printing up to a maximum principal amount equal to the Southeastern Printing Borrowing Base. In no event and at no time, however, shall the aggregate amount outstanding of all Revolving Credit Loans exceed the lesser of (a) the aggregate amount of the Borrowing Bases or (b) an amount equal to (i) $50,000,000 minus (ii) the aggregate amount of all reserves (as provided in Section 1.1.2. below), plus the outstanding LC Amount, plus the aggregate amount outstanding under the Consolidated Term Loan. If (x) the unpaid balance of Revolving Credit Loans made to the Telecommunication Group exceeds the Telecommunication Borrowing Base, or (y) the unpaid balance of Revolving Credit Loans made to Southeastern Printing exceed the Southeastern Printing Borrowing Base, or (z) the unpaid balance of the Revolving Credit Loans exceed any other limitations set forth in this Agreement, then such excess Revolving Credit Loans shall nevertheless constitute Obligations that are due and payable on demand, secured by the Collateral and entitled to all the benefits thereof. Each Borrower is jointly and severally liable for all Obligations. All Revolving Credit Loans shall be repayable in accordance with the terms hereof and the Revolving Credit Note.

     2.3 (a) As of December 27, 1996, the aggregate outstanding principal balance of all Equipment Loans is equal to $9,375,000.00 and the outstanding principal balance of the Term Loan is equal to $9,031,618.84. Pursuant to Borrowers' request, the Equipment Loans and the Term Loan are hereby consolidated and reset as the "Consolidated Term Loan". In conjunction with this Second Amendment, Lender shall advance an additional $3,593,381.16 such that the initial principal balance of the Consolidated Term Loan shall be equal to $22,000,000. The Consolidated Term Loan shall be repayable quarterly, in equal quarterly installments of principal of $1,000,000 each on the first day of each January, April, July and October with the entire amount of such Consolidated Term Loan due and payable upon the earlier to occur of (a) the last day of the Original Term, or if applicable, any Renewal Term, or (b) the termination of the credit Facility as provided for in the Loan Agreement, or (c) the scheduled final repayment date based on the stated repayment schedule. The Consolidated Term Loan shall be evidenced by that certain Amended, Restated and Consolidated Term Note, which is hereby incorporated by reference.
                  (b) Section 1.2 and Section 1.3 of the Loan Agreement are hereby deleted in their entirety and shall be deemed to be replaced by Section 1.3(a) of this Second Amendment.
                  (c) All references to the "Term Loan" and/or the "Equipment Loans" or an "Equipment Loan" contained in the Loan Agreement shall be deemed to refer to the Consolidated Term Loan.
                  2.4 The calculation of all financial covenants contained in the Loan Agreement and the calculation of EBIDTA for purposes of determining the-Revolving Credit LIBOR Rate and the Term LIBOR Rate, shall be based solely on the results of the Borrowers' financial performance, and shall specifically exclude the financial performance of any and all foreign subsidiaries including Telecomunication, S.A. ("Sintel").
         3.       Amendments to Appendix A/General Definitions.
     3.1 The definition of "Aggregate Adjusted Availability" is hereby deleted in its entirety and replaced with the following:
                           Aggregate Adjusted  Availability - an amount equal to
                  the lesser of (a) the aggregate amounts of the Borrowing Bases or (b) $50,000,000, less the sum of (i) the aggregate amount of Loans and the LC Amount as of the date of calculation plus
                  (ii) all sums due and owing to trade creditors which remain outstanding beyond normal trade terms or special terms granted by trade creditors, plus (iii) any reserves against the Borrowing Bases, plus (iv) if applicable, closing payments and expenses.

     3.2 The definition of "Bank" is hereby deleted in its entirety and replaced with the following: Bank - Fleet National Bank.
     3.3 The definition of "Total Credit Facility" is hereby deleted in its entirety and replaced with the following:
     3.4 The definition of "Telecommunication Group" is hereby amended by adding Harrison-Wright Co., Inc., Utility Precast, Inc. and Carolina Com-tec, Inc. as members of the Telecommunications Group. Total Credit Facility - $50,000,000
     3.5 Appendix A/General Definitions is hereby amended by adding the following definitions: (a) Amended, Restated and Consolidated Term Note - that certain promissory which evidences the Consolidated Term Loan, which amends, restates and consolidates the Master Equipment Note and the Term Note.
     (b) Consolidated Term Loan - As defined in Section 2.3(a) of the Second Amendment to Loan and
                                    -----------------------
Security Agreement.
     (c) Sintel - As defined in Section 2.4 of the Second Amendment to Loan and Security Agreement. 4. Collateral. As security for the payment of the Obligations, and satisfaction by Borrowers (including without limitation HWC, UPI and CCI) of all covenants and undertakings contained in the Loan Agreement and the Loan Documents, HWC, UPI and CCI each hereby assigns and grants to Lender a continuing first Lien on (except with respect to such
Property  expressly  covered  by the Liens set  forth on  Exhibit A hereto)  and security interest in, upon and to all of the following, whether now owned or hereafter acquired, created or arising and wherever located ("Collateral"):
                           (a)      Accounts;
                           (b)      Inventory;
                           (c)      Equipment;
                           (d)      General Intangibles;
                           (e)      Fixtures;
                           (f)      Deposit Accounts;
     (g) All monies and other  Property  of any kind now or at any time or times hereafter in the possession or under the control of Lender or a bailee or Affiliate of Lender; (h) All books and records (including, without limitation, customer lists, credit files, computer programs, print-outs, and other computer materials and records) of HWC, UPI and/or CCI pertaining to any of (a) through
(g) above; and (i) All accessions to, substitutions for and all replacements, products and cash and non-cash proceeds of all of the foregoing above, including, without limitation, proceeds of and unearned premiums with respect to insurance policies insuring any of the Collateral.
     5. Effectiveness Conditions. This Second Amendment shall be effective upon completion of the following conditions precedent (all documents to be in form and substance satisfactory to Lender and Lender's counsel): (a) Execution of this Second Amendment to Loan and Security Agreement.
                  (b) Execution and delivery of the Second Amended and Restated Revolving Credit Note which shall amend and restate, but not extinguish the indebtedness evidenced by, that certain Amended and Restated Revolving Credit Note dated February 29, 1996.
                  (c) The Amended, Restated and Consolidated Term Note, which amends, restates and consolidates that Master Equipment Note, as amended, and that certain Term Note, as amended, each dated as of January 26, 1995.
                  (d) UCC-1 Financing Statements to be executed by HWC, UPI and CCI and filed in all jurisdictions which Lender may deem appropriate.
                  (e) Certified copies of (i) the resolutions of each Borrower, including without limitation HWC, UPI and CCI, authorizing the execution of this Second Amendment, the Notes to be issued hereunder, and each document required to be delivered by any section hereof and (ii) HWC's, UPI's and CCI's articles of incorporation and by-laws.
                  (f) Incumbency Certificate for each Borrower, including without limitation HWC, UPI and CCI, identifying all Authorized Officers with specimen signatures.
                  (g) Evidence satisfactory to Lender in its reasonable discretion that the acquisition of the Assets has been completed strictly in accordance with terms of the Purchase Agreements and the delivery to Lender of the fully executed Purchase Agreements and all related agreements.
                  (h) All Vehicle Titles (if applicable) owned by HWC, UPI and CCI and pledged to Lender pursuant to the terms hereof along with all completed documentation necessary to have Lender's first lien noted thereon.
                  (i) Good Standing Certificates of HWC, UPI and CCI from North Carolina and their respective states of incorporation.
         6. Confirmation of Indebtedness. Borrowers hereby acknowledge and confirm that as of the close of business on December 27, 1996, they are each, jointly and severally, indebted to Lender, without defense, setoff, claim or counterclaim under the Loan Documents, in the aggregate principal amount of $36,296,849.08, as well as reimbursement for draws which may hereafter be made on Letters of Credit issued for the benefit of Borrowers, or any of them, currently in the aggregate face amount of $3,515,650.92, plus all fees, costs and expenses (including attorney's fees) incurred to date in connection with the Loan Documents.
         7. Collateral. Borrowers and Sureties each hereby confirm and agree that all security interests and Liens granted to Lender continue to be properly perfected and are in full force and effect and shall continue to secure the Obligations. All Collateral remains free and clear of any Liens other than Permitted Liens or Liens in favor of Lender. Nothing herein contained is intended to in any way impair or limit the validity, priority and extent of Lender's existing security interest in and Liens upon the Collateral.
         8.       Reaffirmation of Sureties.
                  Each Surety, party to that certain Surety Agreement each dated January 26, 1995 in favor of Lender, by execution hereof in its capacity as surety, hereby consents to the provisions of this Second Amendment, including the increase in the Total Credit Facility and acknowledges that the Surety Agreement remains in full force and effect and that it remains liable for all of Borrowers' Obligations to Lender under the Loan Documents, as amended hereby.
         9.       Representations and Warranties.
                  9.1 Borrowers, including without limitation HWC, UPI and CCI, represent and warrant that as of the date hereof no Event of Default or Unmatured Event of Default has occurred or is existing under the Loan Documents.
                  9.2 The execution and delivery by each Borrower, including without limitation HWC, UPI and CCI, and by each Surety, of this Second Amendment and performance by it of the transactions herein contemplated (i) are and will be within its powers, (ii) have been authorized by all necessary corporate action, and (iii) are not and will not be in contravention of any order of any court or other agency of government, of law or any other indenture, agreement or undertaking to which such Borrower or Surety is a party or by which the property of such Borrower or Surety is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of such Borrower or Surety.
                  9.3 This Second Amendment, the Notes referenced in Section 3 hereof, and each other agreement, instrument or document executed and/or delivered in connection herewith, shall be valid, binding and enforceable in accordance with its respective terms.
                  9.4 Each of the Borrowers, including without limitation, HWC, UPI and CCI, is organized under the laws of the United States of America and is in good standing in all states where the failure to be in good standing might have a material adverse effect on its business or operations (financial or otherwise).
                  9.5 Borrowers, including without limitation, HWC, UPI and CCI and Sureties have no liability whatsoever with respect to the debts and liabilities of Sintel.
         10.      Governing Law.
                  This Second Amendment shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania.
         11.      Ratification of Loan Documents.
                  Except as expressly provided herein, all terms and conditions of the Loan Documents remain in full force and effect, unless such terms or conditions are no longer applicable by their terms. To the extent the provisions of this Second Amendment are expressly inconsistent with the provisions of the Loan Documents, the provisions of this Second Amendment shall control.
         12.      Counterparts
         This Second Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same respective agreement.
         13.      Incorporation.
         This Second Amendment shall amend and is incorporated into the Loan Agreement.
         IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed and delivered as of the day and year first above written.

                         BORROWERS:

                         MASTEC, INC.
                         BURNUP & SIMS OF CALIFORNIA, INC.
                         BURNUP & SIMS OF THE CAROLINAS, INC.
                         BURNUP & SIMS COMMUNICATIONS SERVICES, INC.
                         BURNUP & SIMS COMTEC, INC.
                         BURNUP & SIMS NETWORK DESIGNS, INC.
                         BURNUP & SIMS TSI, INC.
                         BURNUP & SIMS TELECOM OF FLORIDA,INC.
                         BURNUP & SIMS OF TEXAS, INC.
                         CHURCH &  TOWER, INC.
                         CHURCH & TOWER FIBER TEL, INC.
                         CHURCH & TOWER OF FLORIDA, INC.
                         CHURCH & TOWER OF TN, INC.
                         DESIGNED TRAFFIC INSTALLATION, INC.
                         SOUTHEASTERN PRINTING COMPANY, INC.
                         UTILITY LINE MAINTENANCE, INC.


WITNESS/ATTEST:                     By:
                                                              Edwin D. Johnson
                           Title: On Behalf of, and as
                                  of each of the Foregoing
                                  Borrowers


                            HARRISON-WRIGHT CO., INC.


WITNESS/ATTEST:                     By:                       Edwin D. Johnson

                                                     Title:


                              UTILITY PRECAST, INC.


WITNESS/ATTEST:                     By:                       Edwin D. Johnson

                                                     Title:



                             CAROLINA COM-TEC, INC.


WITNESS/ATTEST:                     By:                       Edwin D. Johnson

                                                     Title:

                                         [SIGNATURES CONTINUED ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                                                     SURETIES:

                          MASTEC INTERNATIONAL, INC.
                          MASTEC WIRELESS, INC.
                          BURNUP & SIMS ENTERPRISES, INC.
                          BURNUP: SIMS OF MISSISSIPPI, INC.
                          BURNUP & SIMS COMMUNICATIONS SERVICES OF FLORIDA, INC. CAL TECHNICAL SERVICES, INC.
                          CAPSCAN CABLE COMPANY, INC.
                          GDSI, INC.
                          CONSTRUCTION EQUIPMENT SYSTEMS CORPORATION
                          LATLINK CORP., f/k/a MASTEC EQUIPMENT
                          COMPANY, INC.
                          TELINK, INC.


WITNESS/ATTEST:                     By:
                                                              Edwin D. Johnson
                           Title: On Behalf of, and as
                                  of each of the Foregoing
                                  Borrowers



                   LENDER:

     FLEET CAPITAL CORPORATION, f/k/a SHAWMUT CAPITAL CORPORATION, SUCCESSOR TO BARCLAYS BUSINESS CREDIT, INC.

                                                     By:       Howard Handman

                                                     Title: